                                                                    EXHIBIT 10.2



                           6% CONVERTIBLE DEBENTURE

     NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


No. 1                                                $1,000,000 Principal Amount

                             Stan Lee Media, Inc.

                6% CONVERTIBLE DEBENTURE DUE NOVEMBER 30, 2003


     THIS DEBENTURE is issued by Stan Lee Media, Inc., a Colorado corporation (the "Company"), and is part of an issue of an aggregate of up to $2,200,000 principal amount of 6% Convertible Debentures due November 30, 2003 (the "Convertible Debentures").

     FOR VALUE RECEIVED, the Company promises to pay to Bond Street Partners, L.P., or permitted assigns (the "Holder"), the principal sum of One Million and
                                 ------
00/100 (US $1,000,000) Dollars on November 30, 2003 (the "Maturity Date") and to
                                                          -------------
pay interest on the principal sum outstanding from time to time at the rate of 6% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue daily on the basis of a 360 day year until payment in full of the principal sum has been made or duly provided for. If the Maturity Date is not a business day in the State of California, then such payment shall be made on the next succeeding business day. Subject to the provisions of Section 4 below, principal and accrued interest on this Debenture are payable in cash on the Maturity Date, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and any accrued but unpaid interest due upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture register maintained by the Company (the "Debenture Register"). The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check, plus any amounts so deducted.

     This Debenture is subject to the following additional provisions:

     1.   Withholding and Issuance Taxes. The Company shall be entitled to
          ------------------------------
withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith. The issuance of certificates for shares of common stock, no par value (the "Common Stock"), of the Company upon conversion of this Debenture shall be made without charge to the Holder for any United States issuance tax in respect thereof, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of this Debenture.

     2.   Transfer of Debenture. This Debenture has been issued subject to
          ---------------------
investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and other applicable state and foreign
              --------------
securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Securities Act or any applicable
state or foreign securities laws.   Prior to due presentment for transfer of
this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Debenture has been executed and delivered pursuant to the Securities Purchase Agreement dated as of November 30, 2000 between the Company and the original Holder (the "Purchase Agreement"), and is subject to the terms and conditions of
             ------------------
the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     3.   Conversion. The Holder of this Debenture is entitled, at its option,
          ----------
to convert, at any time after the initial issuance of the Convertible Debentures, the Principal Amount of this Debenture or any portion thereof, together with accrued and unpaid interest on such Principal Amount, into shares of Common Stock as follows:

     (a)  Right to Convert.
          ----------------

          (i)  Subject to the terms, conditions, and restrictions of this
Section 3, at any time after the initial issuance of the Convertible Debentures, the Holder of this Debenture shall have the right to convert all or any portion of the Principal Amount of this Debenture, together with the accrued and unpaid interest on such Principal Amount so converted, into that number of fully-paid and nonassessable shares of Common Stock (rounded to the nearest whole share in accordance with Subsection 3(e)), at the Conversion Rate (as defined below).

          (ii) Anything in Subsection 3(a)(i) to the contrary notwithstanding, in no event shall any Holder be entitled to convert all or any portion of the Principal Amount of this Debenture in excess of that amount of the Principal Amount of this Debenture that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its "affiliates" (as defined in Rule 405 under the Securities Act) to
                ----------
exceed 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of this Subsection, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which the determination is being made, but shall exclude the number of shares of Common Stock that would be issuable upon (i) conversion of the remaining, nonconverted portion of the Principal Amount of this Debenture beneficially owned by the Holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants or convertible preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Subsection 3(a)(ii), beneficial ownership shall be calculated in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                       --------
Act").  For purposes of this Subsection, in determining the number of
---
outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a Holder, the Company shall promptly confirm orally and in writing to any such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares Common Stock shall be determined after giving effect to conversions of this Debenture by such Holder since the date as of which such number of outstanding shares of Common Stock was reported. To the extent that the limitation contained in this Subsection 3(a)(ii) applies, the determination of whether such portion of this Debenture is convertible (in relation to other securities owned by a Holder) and of what portion of this Debenture is convertible shall be in the sole discretion of such Holder, and (subject to the restriction set forth below) the submission of this Debenture for conversion shall be deemed to be such Holder's determination of whether such portion of this Debenture is convertible (in relation to other securities owned by such Holder) and of what portion of this Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation or right to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to convert such portion of this Debenture at such time as such conversion will not violate the provisions of this Subsection. A Holder of this Debenture may waive the provisions of this Subsection 3(a)(ii) as to itself (and solely as to itself) upon not less than 75 days' prior notice to the Company, and the provisions of this Subsection 3(a)(ii) shall continue to apply until such 75/th/ day (or such later date as may be specified in such notice of waiver). No conversion in violation of this Subsection 3(a)(ii), but otherwise in accordance with this Debenture, shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable. Subsection 3(g) below sets forth additional limitations on the Company's obligation to issue shares of Common Stock upon conversion of this Debenture.

     (b)  Conversion Rate and Other Definitions. The number of shares of Common
          -------------------------------------
Stock issuable upon conversion of all or any portion of the Principal Amount of this Debenture pursuant to Subsection (3)(a) shall be determined according to the following formula (the "Conversion Rate"):
                            ---------------

               Conversion Amount
               -----------------
               Conversion Price

     For purposes of this Debenture, the following terms shall have the following meanings:

     "Change of Control" means:
      -----------------

          (i) The acquisition by any Person (as defined below) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (x) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting
              --------------------------------
power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting
                                             --------------------------
Securities"); provided, however, that for purposes of this subsection (i), the
----------
following acquisitions of stock shall not result in a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company,
(C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B), and (C) of subsection (iii) of this definition; or

          (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority
      ---------------
of the Incumbent Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

          (iii) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in
            --------------------
each case, unless following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination, including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (any such corporation being referred to herein as a "Resulting Company"), in substantially the same
                         -----------------
proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, immediately prior to such Business Combination, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or a Resulting Company) beneficially owns, directly or indirectly, 40% or more of, respectively, the outstanding shares of common stock of the Resulting Company or the combined voting power of the then outstanding voting securities of such Resulting Company except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the Resulting Company were members of the Incumbent Board (or were approved by at least a majority of the Incumbent Board) at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Corporation.

     "Closing Bid Price" or "Closing Ask Price" means, for any security as of
      -----------------      -----------------
any date, the last closing bid or ask price, as the case may be, for such security on the Principal Market (as defined below) as reported by Bloomberg L.P. ("Bloomberg"), or, if the Principal Market is not the principal securities
       ---------
exchange or trading market for such security, the last closing bid or ask price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid or ask price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid or ask price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid or ask prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price or Closing Ask Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price or Closing Ask Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the currently outstanding Principal Amount of all Convertible Debentures. If the Company and the Holders of the Convertible Debentures are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Subsection 3 (h). (All such determinations are to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

     "Conversion Amount" means that portion of this Debenture being converted by
      -----------------
such Holder.

     "Conversion Price" means, as of any Conversion Date or other date of
      ----------------
determination, 85% of the Market Price, but in no event more than the lower of (x ) $2.0625 per share and (y) 110% of the average of the two lowest Closing Bid Prices of the Common Stock on the Principal Market as reported by Bloomberg for the ten Trading Days immediately preceding the Closing Date (the "Maximum
                                                                  -------
Conversion Price").
----------------

     "Market Price" means the average of the two lowest Closing Bid Prices of
      ------------
the Common Stock on the Principal Market as reported by Bloomberg for the five Trading Days immediately preceding the date of determination.

     "Principal Market" means the American Stock Exchange, the New York Stock
      ----------------
Exchange, the NASDAQ National Market, or the NASDAQ SmallCap Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

     "Registration Rights Agreement" means that certain Registration Rights
      -----------------------------
Agreement among the Company and the initial holders of the Convertible Debentures concerning the registration of the resale of the shares of Common Stock issuable upon conversion of the Convertible Debentures.

     "Trading Day" means any day during which the Principal Market shall be open
      -----------
for business.

     (c)  Conversion Notice. The Holder of this Debenture may exercise its
          -----------------
conversion right by giving a written conversion notice in the form of Exhibit A hereto (the "Conversion Notice") to the Company's transfer agent for its Common
             -----------------
Stock, as designated by the Company from time to time (the "Transfer Agent"),
                                                            --------------
(x) by facsimile or (y) by registered mail or overnight delivery service, with a copy by facsimile to the Company and the Company's outside counsel as specified from time to time by written notice to the holders of the Convertible Debentures. Upon receipt of a conversion notice from the Holder, the Company shall make a notation on the Debenture Register as to the remaining outstanding principal amount of the Debentures registered in the name of the Holder which shall be conclusive and binding upon the Holder. Promptly, but in no event more than five (5) Trading Days after the receipt of a Conversion Notice converting the entire unpaid Principal Amount of this Debenture, the Holder of this Debenture shall surrender this Debenture to the Company (or such other office or agency of the Company as the Company may designate by notice in writing to the holders of the Convertible Debentures).

     (d)  Issuance of Certificates; Time Conversion Effected.
          --------------------------------------------------

          (i) Promptly, but in no event more than three (3) Trading Days after the receipt of the Conversion Notice referred to in Subsection 3(c), the Transfer Agent shall issue and deliver, or the Company shall cause to be issued and delivered, to the Holder, registered in such name or names as the Holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which this Debenture has been converted. In the alternative, if the Transfer Agent is a participant in the electronic book transfer program, the Transfer Agent shall credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with The Depository Trust Company. Such conversion shall be deemed to have been effected, and the Conversion Date shall be deemed to have occurred, on the date on which such Conversion Notice shall have been received by the Transfer Agent. The rights of the Holder of this Debenture shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the Holder or Holders of record of the shares represented thereby, on the Conversion Date. Issuance of shares of Common Stock issuable upon conversion that are requested to be registered in a name other than that of the registered Holder shall be subject to compliance with all applicable federal and state securities laws.

          (ii) The Company understands that a delay in the issuance of the shares of Common Stock beyond three (3) Trading Days after the Conversion Date could result in economic loss to the Holder of this Debenture. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where "No. Trading Days Late" means the number of
                                    ---------------------
Trading Days after three (3) Trading Days from the date of receipt by the Transfer Agent of the Conversion Notice to and including the date of the Holder's or its designees' receipt of such shares):

No. Trading Days Late                                     Late Payment For Each
                                                      $5,000 of Conversion Amount of
                                                     Principal Amount Being Converted
-----------------------------------------    -----------------------------------------------
1                                                                 $  100
2                                                                 $  200
3                                                                 $  300
4                                                                 $  400
5                                                                 $  500
6                                                                 $  600
7                                                                 $  700
8                                                                 $  800
9                                                                 $  900
10                                                                $1,000
*10                                                 $1,000 + $200 for each Trading Day
                                                        late after 10 Trading Days

* more than

The Company shall make all payments due under this Subsection 3(d)(ii) in immediately available funds upon demand. Nothing herein shall limit the Holder's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver (or to cause its Transfer Agent to issue and deliver) Common Stock to the Holder as required by Subsection 3(d)(i), including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies that may be available to the Holder, if the Company fails for any reason to effect delivery of such shares of Common Stock within five (5) Trading Days after the Conversion Date, the Holder will be entitled to revoke the relevant Conversion Notice by delivering a notice to such effect to the Transfer Agent, with a copy by facsimile to the Company and the Company's outside counsel. Upon delivery of such notice of revocation, the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Conversion Notice, except that the Holder shall retain the right to receive both the late payment amounts set forth above plus the actual cost of any "buy-in."

     (iii) If, at any time, (a) the Company challenges, disputes or denies the right of the Holder to effect the conversion of this Debenture into Common Stock or otherwise dishonors or rejects, or causes the Transfer Agent to dishonor or reject, any Conversion Notice properly delivered in accordance with this Section 3 or (b) any third party who is not and has never been an affiliate of the Holder obtains a judgment or order from any court or public or governmental authority that denies, enjoins, limits, modifies, or delays the right of the Holder to effect the conversion of this Debenture into Common Stock, then the Holder shall have the right, by written notice to the Company, to require the Company to promptly redeem this Debenture in accordance with Section 4. Under any of the circumstances set forth above, the Company shall indemnify the Holder against and hold it harmless from, and be responsible for the payment of, all costs and expenses of the Holder, including its reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder), unless the Company or third party prevails. The Company shall not refuse to honor, or cause the Transfer Agent to refuse to honor, any Conversion Notice unless the Company or the Transfer Agent, as the case may be, has actually been enjoined by a court of competent jurisdiction from doing so and, if so enjoined, the Company shall post with such court a performance bond equal to 135% of the Conversion Amount of this Debenture sought to be converted by the Holder that is the subject of such injunction.

     (iv) The Holder of this Debenture shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. (S) 101 et seq. (the "Bankruptcy Code"). The Company hereby waives to
               -- ----       ---------------
the fullest extent permitted any rights to relief it may have under 11 U.S.C.
(S) 362 in respect of the Holder's conversion privilege, if the Company becomes a debtor under the Bankruptcy Code. The Company agrees to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. (S) 362 without cost or expense to the Holder.

     (e)    Fractional Shares. The Company shall not, nor shall it cause the
            -----------------
Transfer Agent to, issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of this Debenture by the Holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall cause the Transfer Agent to issue one whole share of Common Stock in respect of such fraction of a share of Common Stock.

     (f)  Adjustment to Conversion Price; Dilution and Other Events. In order to
          ---------------------------------------------------------
prevent dilution of the rights granted under this Debenture, the Conversion Price will be subject to adjustment from time to time as provided in this Subsection 3(f).

          (i)  Adjustment of Conversion Price upon Issuance of Common Stock.  If
               ------------------------------------------------------------
the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than Conversion Shares (as defined in the Purchase Agreement) and shares of Common Stock deemed to have been issued by the Company in connection with Approved Issuances (as defined below)) for a consideration per share (the "Applicable Price") less than the Conversion Price as in effect
                ----------------
immediately prior to such time (an "Offering"), then immediately after such
                                    --------
issue or sale, the Conversion Price shall be reduced to an amount equal to (X) the sum of (A) the product of the Conversion Price in effect immediately prior to such issue or sale and the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issue or sale, and (B) the consideration, if any, received by the Company upon such issue or sale divided by (Y) the number of shares of Common Stock Deemed Outstanding immediately after such issuance or sale. For purposes of determining the adjusted Maximum Conversion Price under this Subsection 3(f)(i), the following shall be applicable:

          (A)  Issuance of Options.  If the Company in any manner grants any
               -------------------
     rights or options to subscribe for or to purchase Common Stock (other than in connection with an Approved Issuance or upon conversion of this Debenture) or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being
      -------
     herein called "Convertible Securities") and the price per share for which
                    ----------------------
     Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Applicable Price, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. Notwithstanding anything to the contrary in the foregoing, upon the expiration or other termination of such Options if any thereof shall not have been exercised or upon the expiration or termination of the right to convert or exchange such Convertible Securities, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this Subsection 3(f)(i)A) shall be reduced by such number of shares of Common Stock as to which Options shall have expired or terminated unexercised or as to which the conversion or exchange rights of Convertible Securities shall have expired or terminated unexercised, and such number of share of Common Stock shall no longer be deemed to be issued and outstanding, and the Maximum Conversion Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares of Common Stock actually issued or issuable upon the exercise of those Options as to which the exercise rights shall not have expired or terminated unexercised or upon conversion or exercise of those Convertible

     Securities as to which the conversion or exchange rights shall not have expired or terminated unexercised. For purposes of this Subsection 3(f)(i)(A), the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No adjustment of the Maximum Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Subsection 3(f)(i)(A) to the extent that such adjustment is based solely on the fact that the Convertible Securities issuable upon exercise of such Option are convertible into or exchangeable for Common Stock at a price that varies with the market price of the Common Stock.

          (B)  Issuance of Convertible Securities. If the Company in any manner
               ----------------------------------
     issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Applicable Price, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. Notwithstanding anything to the contrary in the foregoing, upon the expiration or other termination of the right to convert or exchange such Convertible Securities (whether by reason of redemption or otherwise), the number of shares of Common Stock deemed to be issued and outstanding pursuant to this Subsection 3(f)(i)(B) shall be reduced by such number of shares of Common Stock as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares of Common Stock shall no longer be deemed to be issued and outstanding, and the Maximum Conversion Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares of Common Stock actually issued or issuable upon the conversion or exchange of those Convertible Securities as to which the conversion or exchange rights shall not have expired or terminated unexercised. No adjustment will be made pursuant to this Subsection 3(f)(i)(B) upon the issuance by the Company of any Convertible Securities pursuant to the exercise of any Option therefor, to the extent that adjustments in respect of such Options were previously made pursuant to the provisions of Subsection 3(f)(i)(A). For the purposes of this Subsection 3(f)(i)(B), the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (I) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No adjustment of the Maximum Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Maximum Conversion Price had been or are to be made pursuant to other provisions of this Subsection 3(f)(i), no further adjustment of the Maximum Conversion Price shall be made by reason of such issue or sale. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Subsection 3(f)(i)(B) to the extent that such adjustment is based solely on the fact that such Convertible Securities are convertible into or exchangeable for Common Stock at a price that varies with the market price of the Common Stock.

          (C)  Change in Option Price or Rate of Conversion. If the purchase
               ---------------------------------------------
     price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Maximum Conversion Price in effect at the time of such change shall be readjusted to the Maximum Conversion Price that would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Maximum Conversion Price then in effect.

          (D)  Certain Definitions. For purposes of determining the adjusted
               -------------------
     Maximum Conversion Price under this Subsection 3(f)(i), the following terms have meanings set forth below:

                    (I)  "Approved Issuances" shall mean (i) the issuance of
                          ------------------
     securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (ii) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan, stock purchase plan or other plan or written compensation contract for the benefit of the Company's employees, directors or consultants in effect on the date hereof or any similar compensatory plans adopted after the date hereof approved by stockholders of the Company which provide for stock awards or stock options at not less than fair market value on the date of award or grant in respect of not more than an aggregate of ___ shares of Common Stock, or (iii) the issuance of securities to a bona fide strategic investor of the Company who is engaged in a business related or complementary to that of the Company and which is not a public or private investment company or other financial institution or an investment advisor or manager.

                    (II) "Common Stock Deemed Outstanding" means, at any given
                          -------------------------------
     time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 3(f)(i)(A) and 3(f)(i)(B) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon conversion of the Convertible Debentures.

     (E)  Effect of Certain Events on Maximum Conversion Price. For purposes of
          ----------------------------------------------------
determining the adjusted Maximum Conversion Price under this Section 3(f), the following shall be applicable:

               (I)    Calculation of Consideration Received. If any Common
                      -------------------------------------
Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the amount received by the Company therefore, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Closing Bid Prices of such security for the five consecutive Trading Days immediately preceding the date of the agreement. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor will be deemed to be the fair value of the assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined by the Company's board of directors in good faith. If the holders constituting more than 50% of the principal amount of the Convertible Debentures then outstanding disagree with such determination they may, within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"),
                                                           ---------------
have the fair value of such consideration determined within forty-eight (48) hours of the tenth (10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company. The determination of such appraiser shall be deemed binding upon all parties absent manifest error. In the event that such appraisal does not result in a value that is at least 5% greater than that assigned by the Board, the holders requesting such appraisal shall pay the costs thereof.

               (II)   Integrated Transactions. In case any Option is issued in
                      -----------------------
connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for the consideration allocated by the parties for purposes of determining tax basis.

               (III)  Treasury Shares. The number of shares of Common Stock
                      ---------------
outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

               (IV)   Record Date. If the Company takes a record of the holders
                      -----------
of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
(2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (ii)   Adjustment of Maximum Conversion Price upon Subdivision or
                 ----------------------------------------------------------
Combination of Common Stock. If the Company at any time subdivides (by any
---------------------------
stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Maximum Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Maximum Conversion Price in effect immediately prior to such combination will be proportionately increased.

          (iii)  Adjustment of Conversion Price upon Issuance of Convertible
                 -----------------------------------------------------------
Securities. If the Company in any manner issues or sells Convertible Securities
----------
that are convertible into Common Stock at a price that varies with the market price of the Common Stock (the formulation for such variable price being herein referred to as, the "Variable Price") and such Variable Price is not calculated
                     --------------
using the same formula used to calculate the Variable Conversion Price in effect immediately prior to the time of such issue or sale, the Company shall provide written notice thereof via facsimile and overnight courier to each holder of this Debenture ("Variable Notice") on the date of issuance of such Convertible
                 ---------------
Securities. If the Holder of this Debenture provides written notice via facsimile and overnight courier (the "Variable Price Election Notice") to the
                                      ------------------------------
Company within five (5) business days of receiving a Variable Notice that the Holder desires to replace the Conversion Price then in effect with the Variable Price described in such Variable Notice, then from and after the date of the Company's receipt of the Variable Price Election Notice, the Conversion Price will automatically be replaced with the Variable Price (together with such modifications to this Debenture as may be required to give full effect to the substitution of the Variable Price for the Conversion Price). The Holder's delivery of a Variable Price Election Notice shall serve as the consent required to amend this Debenture. In the event that the Holder delivers a Conversion Notice at any time after the Company's issuance of Convertible Securities with a Variable Price but before the Holder's receipt of the Company's Variable Notice, then such holder shall have the option by written notice to the Company to rescind such Conversion Notice or to have the Conversion Price be equal to such Variable Price for the conversion effected by such Conversion Notice.

          (iv)   Reorganization, Reclassification, Consolidation, Merger or
                 ----------------------------------------------------------
Sale. Any recapitalization, reorganization, reclassification, consolidation,
----
merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to
                                                       --------------
the consummation of any

Organic Change, the Company will make appropriate provision (in form and substance reasonably satisfactory to the Holder) to insure that the Holder will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock otherwise acquirable and receivable upon the conversion of this Debenture, such shares of stock, securities or assets as would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock that would have been acquirable and receivable had this Debenture been converted into shares of Common Stock immediately prior to such Organic Change (without taking into account any limitations or restrictions on the timing or amount of conversions). In any such case, the Company will make appropriate provision (in form and substance reasonably satisfactory to the Holder) with respect to the Holder's rights and interests to insure that the provisions of this Section 3(f) will thereafter be applicable to this Debenture (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Maximum Conversion Price in accordance with Subsection 3(f)(i) using the value for the Common Stock reflected by the terms of such consolidation, merger or sale, if the value so reflected is less than the Maximum Conversion Price in effect immediately prior to such consolidation, merger or sale). The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance reasonably satisfactory to the holders of a more than fifty percent (50%) of Principal Amount of the Convertible Debentures then outstanding), the obligation to deliver to each holder of Convertible Debentures such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. "Person" shall
                                                               ------
mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

               (v) Certain Events. If any event occurs of the type contemplated by the provisions of this Subsection 3(f) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holders this Debenture and the other holders of Convertible Debentures; provided, however, that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 3(f).

          (g) Limitation on Number of Conversion Shares. Notwithstanding any
              -----------------------------------------
other provision herein, the Company shall not be obligated to issue any shares of Common Stock upon conversion of the Convertible Debentures if the issuance of such shares of Common Stock plus shares of Common Stock issued upon the exercise of the Warrants issued under the Securities Purchase Agreement would exceed 19.9% of the shares of Common Stock issued and outstanding on the date of the Purchase Agreement (the "Exchange Cap") without the Company's violating the
                         ------------
corporate governance rules of the Nasdaq Stock Market, except that such limitation shall not apply in the event that the Company (i) obtains the approval of its stockholders as required by the corporate governance rules of the Nasdaq Stock Market for issuances of Common Stock in excess of the Exchange Cap, or (ii) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of more than fifty percent (50%) of the Principal Amount of the Convertible Debentures then outstanding. Until such approval or written opinion is obtained or such action has been taken by the required number of holders, no purchaser of Convertible Debentures pursuant to the Purchase Agreement, collectively, (the "Investors" and, individually, an "Investor") shall be issued, upon conversion
 ---------                         --------
of Convertible Debentures, shares of Common Stock in an amount greater than the product of (x) the Exchange Cap amount multiplied by (y) a fraction, the numerator of which is the Principal Amount of Convertible Debentures purchased by such Investor pursuant to the Purchase Agreement and the denominator of which is the aggregate Principal Amount of all the Convertible Debentures purchased by the Investors pursuant to the Purchase Agreement (the "Cap Allocation Amount").
                                                       ---------------------
In the event that any Investor shall sell or otherwise transfer any of such Investor's Convertible Debentures, the transferee shall be allocated a pro rata portion of such Investor's Cap Allocation Amount. In the event that any holder of a Convertible Debenture shall convert all of such holder's Convertible Debenture into a number of shares of Common Stock that, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Convertible Debentures on a pro rata basis in proportion to the Principal Amount of Convertible Debentures then held by each such Holder.

          (h)  Dispute Resolution. In the case of a dispute as to the
               ------------------
determination of the Closing Ask Price or Closing Bid Price of any security or the arithmetic calculation of the Conversion Rate, the Company shall, or shall cause the Transfer Agent to, promptly issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile within one
(1) business day of receipt of the Holder's Conversion Notice. If the Holder and the Company are unable to agree upon the determination of such Closing Ask Price or Closing Bid Price, as the case may be, or the arithmetic calculation of the Conversion Rate within one (1) business day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall within one (1) business day following such date of delivery submit via facsimile
(A) the disputed determination of the Closing Ask Price or Closing Bid Price, as the case may be, to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Conversion Rate to its independent certified public accounting firm. The Company shall cause the investment bank or the accounting firm, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accounting firm's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

     4.   Redemption.
          ----------
          (a)  Redemption at the Option of the Holder if Company Cannot Fully
               --------------------------------------------------------------
Convert or Holder Cannot Sell Without Restriction. If, (i) upon the Transfer
-------------------------------------------------
Agent's receipt of a Conversion Notice, the Transfer Agent fails to issue shares of Common Stock as contemplated by Subsection 3(d)(i) or cannot issue shares of Common Stock registered for resale under the registration statement required to be filed under the Registration Rights Agreement with respect to the shares of Common Stock issuable upon conversion of this Debenture (the "Registration
                                                              ------------

Statement") (or which are exempt from the registration requirements under the
---------
Securities Act pursuant to Rule 144(k) under the Securities Act) for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities, including without limitation the Exchange Cap, from issuing all of the Common Stock that is to be issued to the Holder of this Debenture pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, or (ii) a Registration Default (as defined in the Registration Rights Agreement) shall have occurred and be continuing, the Company shall have defaulted in the payment of any Funded Debt (as hereinafter defined) for a period in excess of any cure period thereunder (regardless of whether the creditor of such Funded Debt shall have declared a default), or (iii) the Common Stock is delisted from the Nasdaq SmallCap Market and not immediately listed on a Principal Market or other national securities exchange, then in the case of clause (i), the Company shall, or shall cause the Transfer Agent to, issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice (if the holder shall have given such a Conversion Notice) and pursuant to the provisions of Section 3(d), and with respect to all or any part of the unconverted Principal Amount of this Debenture held by such Holder, the Holder, solely at such Holder's option, can elect to:

          (A) require the Company to redeem from such Holder all or any part of its remaining Principal Amount of this Debenture ("Holder Requested Redemption") at a premium equal to the greater of (I) the sum of: (a) 135% of such Principal Amount and (b) the accrued interest thereon or (II) the product of (a) the Conversion Rate on the date of such Holder's delivery of an Election Response Notice (as defined below) and (b) the greater of (i) the Closing Ask Price of the Common Stock on the Trading Day immediately preceding the event giving rise to such redemption or (ii) the Closing Ask Price of the Common Stock on the date of the Holder's delivery to the Company of a notice of redemption or, if such date of delivery is not a Trading Day, the next date on which the exchange or market on which the Common Stock is traded is open (the "Holder Requested Redemption Price");

          (B) if the Company's inability to fully convert this Debenture is pursuant to clause (a)(i)(z) of this Subsection 4(a) above, require the Company to, or cause the Transfer Agent to, issue restricted shares of Common Stock in accordance with such Holder's Conversion Notice;

          (C) void its Conversion Notice and retain the Principal Amount of this Debenture that was to be converted pursuant to such Holder's Conversion Notice (provided that the Holder's voiding its Conversion Notice shall not affect the Company's obligations to make any payments that have accrued prior to the date of such notice); or

          (D) if the Company's inability to fully convert this Debenture is pursuant to clause (a)(i)(y) of this Subsection 4(a) above, require the Company to, or cause the Transfer Agent to, issue shares of Common Stock in accordance with such Holder's Conversion Notice and pursuant to Section 4(d) at a Conversion Price equal to the average of the Closing Bid Prices of the

Common Stock for the five consecutive Trading Days preceding such Holder's Election Response Notice or such other market price that satisfies the applicable exchange or trading market.

For purposes hereof, "Funded Debt" means all (a) indebtedness for borrowed money
                      -----------
or for the deferred purchase price of property or services (other than trade liabilities and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices), whether on open account or evidenced by a note, bond, debenture or similar instrument or otherwise, (b) obligations under capital leases, (c) reimbursement obligations for letters of credit, banker's acceptances or other credit accommodations, (d) contingent obligations and (e) obligations secured by any lien on the Company's property, even if the Company has not assumed such obligations.

          (b)  Mechanics of Fulfilling Holder's Election. The Company shall
               -----------------------------------------
within one (1) business day send via facsimile to the Holder of this Debenture, upon receipt of a facsimile copy of a Conversion Notice from such Holder that cannot be fully satisfied as described in Subsection 4(a), a notice of the Company's inability to fully satisfy such Holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice
 ---------------------------------
shall indicate (i) the reason why the Company is unable to fully satisfy such Holder's Conversion Notice, (ii) the Principal Amount of this Debenture that cannot be converted and (iii) the applicable Redemption Price. The Holder shall notify the Company of its election pursuant to Subsection 4(a) above by delivering written notice via facsimile to the Company (the "Election Response
                                                             -----------------
Notice").
------

          (c)  Payment of Holder Requested Redemption Price. If the Holder shall
               --------------------------------------------
elect to have this Debenture redeemed pursuant to Subsection 4(a)(i), the Company shall pay the Holder Requested Redemption Price to such Holder in cash by wire transfer of immediately available funds in accordance with such Holder's written wire transfer instructions within five (5) days after the Company's receipt of the Holder's Election Response Notice. If the Company shall fail to pay the applicable Holder Requested Redemption Price to such holder within such five (5) day period (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Holder Requested Redemption Price), in addition to any remedy the Holder of this Debenture may have hereunder, or under the Securities Purchase Agreement and the Registration Rights Agreement, such unpaid amount shall bear interest at the rate of 3.0% per month (prorated for partial months) until paid in full. Until the Holder Requested Redemption Price is paid in full to such Holder, such Holder may void the Holder Requested Redemption with respect to Principal Amount of this Debenture for which the full Holder Requested Redemption Price has not been paid and receive back a Convertible Debenture representing such Principal Amount. Notwithstanding the foregoing, if the Company fails to pay the applicable Holder Requested Redemption Price within such period of five (5) days due to a dispute as to the determination of the Holder Requested Redemption Price, such dispute shall be resolved pursuant to Section 3(h) with the term "Holder Requested Redemption Price" being substituted for the term "Conversion Rate."

          (d)  Pro-rata Conversion and Redemption. If the Company or the
               ----------------------------------
Transfer Agent receives a Conversion Notice or Election Response Notice electing a Holder Requested Redemption from more than one holder of Convertible Debentures on the same day, and the Company can convert and/or redeem some, but not all, of such Convertible Debentures pursuant to this Section 4, the Company shall convert and/or redeem from each holder of Convertible Debentures electing to have its Convertible Debenture converted and/or redeemed at such time an amount equal to such holder's pro-rata amount (based on the Principal Amount of Convertible Debentures held by such holder relative to the Principal Amount of Convertible Debentures sought to be converted) of all Convertible Debentures being converted and/or redeemed at such time.

          (e)  Redemption at the Option of the Company. At any time after the
               ---------------------------------------
initial issuance of the Convertible Debentures, the Company, upon notice delivered to the holders of the then outstanding Convertible Debentures in the manner provided in Subsection 4(f), may redeem all (but not less then all) the Convertible Debentures (but only with respect to the Principal Amount as to which such holders have not theretofore furnished a Conversion Notice in compliance with Subsection 3(c), at a price (the "Optional Redemption Price") equal to the greater of (i) the sum of (a) 135% of the Principal Amount and (b) the accrued interest thereon, or (ii) the product of (a) the Conversion Rate, as determined as of the date of the notice of redemption and (b) the Closing Ask Price of the Common Stock on the Trading Day immediately preceding the date of the notice of redemption.

          (f)  Notice of Redemption. (i) Notice of redemption pursuant to
               --------------------
Subsection 4(e) (the "Optional Redemption Notice") shall be provided by the Company to the Holder in writing (by registered mail or overnight courier at the Holder's last address appearing in the Debenture Register not less than ten (10) nor more than thirty (30) days prior to the date stipulated by the Company for the redemption of the Convertible Debentures (the "Optional Redemption Date"), which notice shall specify the Optional Redemption Date and refer to Subsection 4(e) and this Subsection 4(f).

          (ii) Upon receipt of the Optional Redemption Notice, the Holder shall have the option, at its sole election, to specify what portion of the Convertible Debentures called for redemption in the Optional Redemption Notice shall be redeemed as provided in Subsection 4(e) or converted into Common Stock in the manner provided in Subsection 3(a). If the Holder elects to convert any portion of the Convertible Debentures, then such conversion shall take place on the Conversion Date specified by the Holder, but in no event after the Optional Redemption Date, in accordance with the terms of Subsection 3(a).

          (g)  Surrender of Convertible Debentures. Upon any redemption of this
               -----------------------------------
Convertible Debenture pursuant to Subsection 4(e), the Holder shall either deliver the Convertible Debenture by hand to the Company at its principal executive offices or surrender the same to the Company at such address by express courier. Payment of the Optional Redemption Price specified in Subsection 4(e) shall be made by the Company to the Holder against receipt of the Convertible Debentures by wire transfer of immediately available funds to such account(s) as the Holder shall specify in writing to the Company. If payment of such Optional Redemption Price is not made in full by the Optional Redemption Date, the Holder shall again have the right to convert the Convertible Debentures as provided in Section 3(a) hereof.

     5.   Notices. In case at any time:
          -------

          (a) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders of its Common Stock; or

          (b)  the Company shall offer for subscription pro rata to the holders
                                                        --- ----
of its Common Stock any additional shares of stock of any class or other rights; or

          (c) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with or into, or a sale of all or substantially all its assets to, another entity or entities; or

          (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, or by telex or facsimile or by recognized overnight delivery service, addressed to the Holder at the address of the Holder as shown on the books of the Company, (i) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

     6.   Stock to be Reserved. The Company has a sufficient number of shares
          --------------------
of Common Stock available to reserve for issuance upon the conversion of all outstanding Convertible Debentures, assuming immediate conversion. The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of all of its Convertible Debentures as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all Convertible Debentures. The Company covenants that all shares of Common Stock that shall be so issued shall be duly and validly issued, fully-paid and non assessable. The Company will take all such action as may be so taken without violation of any applicable law or regulation to have a sufficient number of authorized but unissued shares of Common Stock to issue upon conversion of all Convertible Debentures. The Company will not take any action that results in any adjustment of the conversion rights if the total number of shares of Common Stock issued and issuable after such action upon conversion of this Debenture would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation.

     7.   Default and Remedies.
          --------------------

          (a)  Event of Default. Each of the following shall constitute an
               ----------------
"Event of Default":
 ----------------

               (i) the Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of three
     (3) days; or

               (ii) any of the representations or warranties made by the Company herein, in the Purchase Agreement, in the Registration Rights Agreement, or in any agreement, certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Purchase Agreement, shall be false or misleading in any material respect at the time made; or

               (iii) a default or an event of default shall have occurred and be continuing with respect to any Funded Debt; or

               (iv) the Company shall (A) admit in writing its inability to pay its debts generally as they mature; (B) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (C) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

               (v) a trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

               (vi) any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty
     (60) days thereafter; or

               (vii) any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five
     (5) days prior to the date of any proposed sale thereunder; or

               (viii) bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering, a petition filed in any such proceeding.

     (b)  Remedies. Upon the occurrence and during the continuance of any Event
          --------
of Default, the Holder may declare this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law; provided, that any payment of this Debenture in connection with an Event of Default shall be made at the fair market value of the shares of Common Stock that would be issued at the Conversion Price on the date the Debenture becomes due and payable pursuant to this provision. Such payment shall be made within three (3) Trading Days of such demand, and if not paid within such period, the Company shall pay the holder liquidated damages of three percent (3%) per month of such amount until paid, pro-rated for any partial months.

     8.   Payment Obligation Unconditional. No provision of this Debenture
          --------------------------------
shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock, herein prescribed. This Debenture is a direct obligation of the Company.

     9.   No Recourse to Stockholders, etc. No recourse shall be had for the
          ---------------------------------
payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     10.  No Rights as Stockholder. No provision of this Debenture shall be
          ------------------------
construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a stockholder in respect of any meeting of stockholders or any rights whatsoever as a stockholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     11.  Definitions. As used in this Debenture, the term "Common Stock" shall
          -----------
mean and include the Company's authorized common stock, no par value, as constituted on the issuance date of this Debenture, and shall also include any capital stock of any class of the Company thereafter authorized that shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares of Common Stock receivable upon conversion of this Debenture shall include only shares designated as Common Stock of the Company on the issuance date of this Debenture, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for in Sections 3(f) and (g). Any capitalized terms used in this Debenture but not defined herein shall have the meanings set forth in the Purchase Agreement.

     12.  Loss, Theft, Destruction of Debenture. Upon receipt of evidence
          -------------------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (which shall not include the posting of any bond), or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, one or more new Debentures of like tenor. This Debenture shall be held and owned upon the express condition that the provisions of this Section 12 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

     13.  Record Owner. The Company may deem the person in whose name this
          ------------
Debenture shall be registered upon the registry books of the Company to be, and may treat such person as, the absolute owner of this Debenture for the purpose of conversion of this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effective to satisfy and discharge the liability upon this Debenture to the extent of the sum or sums so paid or the conversion so made.

     14.  Register. The Company shall maintain a transfer agent, which may be
          --------
the transfer agent for the Common Stock or the Company itself, for the registration of Convertible Debentures. Upon any transfer of this Debenture in accordance with the provisions hereof, the Company shall register or cause the transfer agent to register such transfer on the Convertible Debenture register.

     15.  Remedies, Characterizations, Other Obligations, Breaches and
          ------------------------------------------------------------
Injunctive Relief. The remedies provided in this Debenture shall be cumulative
-----------------
and in addition to all other remedies available under this Debenture, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Debenture. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders of this Debenture and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders of this Debenture shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     16.  Construction. This Debenture shall be deemed to be jointly drafted by
          ------------
the Company and the initial Holders of the Convertible Debentures and shall not be construed against any person as the drafter hereof.

     17.  Failure or Indulgence Not Waiver. No failure or delay on the part of
          --------------------------------
the Holder of this Debenture in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof (except to the extent that such power, right or privilege must, in accordance with the terms of this Debenture, be exercised within a specified period of time and such period of time has lapsed without such power, right or privilege being exercised), nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     18.  Governing Law. This Debenture shall be governed by and construed in
          -------------
accordance with the laws of the State of California. Each of the parties consents to the jurisdiction of the Federal courts whose districts encompass any part of the City of Los Angeles, California or the state courts of the State of California sitting in the City of Los Angeles in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: November 30, 2000          STAN LEE MEDIA, INC.


                                  By:  /s/
                                     ------------------------------------------
                                     Name:  Stephen Gordon
                                     Title: Executive Vice President-Operations


Attest:

  /s/
-----------------------------
Rick C. Madden
Secretary